Exhibit 99.1

J.P. Morgan Aviation, Transportation & Industrials Conference Scott Kirby, President March 5, 2019

Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to execute our strategic operating plan, including our growth, revenue-generating and cost-control initiatives; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); risks of doing business globally, including instability and political developments that may impact our operations in certain countries; demand for travel and the impact that global economic and political conditions have on customer travel patterns; our capacity decisions and the capacity decisions of our competitors; competitive pressures on pricing and on demand; changes in aircraft fuel prices; disruptions in our supply of aircraft fuel; our ability to cost-effectively hedge against increases in the price of aircraft fuel, if we decide to do so; the effects of any technology failures or cybersecurity breaches; disruptions to services provided by third-party service providers; potential reputational or other impact from adverse events involving our aircraft or operations, the aircraft or operations of our regional carriers or our code share partners or the aircraft or operations of another airline; our ability to attract and retain customers; the effects of any terrorist attacks, international hostilities or other security events, or the fear of such events; disruptions to our regional network; the impact of regulatory, investigative and legal proceedings and legal compliance risks; the success of our investments in other airlines, including in other parts of the world; industry consolidation or changes in airline alliances; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; costs associated with any modification or termination of our aircraft orders; disruptions in the availability of aircraft, parts or support from our suppliers; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; labor costs; an outbreak of a disease that affects travel demand or travel behavior; the impact of any management changes; extended interruptions or disruptions in service at major airports where we operate; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements, environmental regulations and the United Kingdom's withdrawal from the European Union); the seasonality of the airline industry; weather conditions; the costs and availability of aviation and other insurance; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to comply with the terms of our various financing arrangements; our ability to realize the full value of our intangible assets and long-lived assets; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission. Safe Harbor Statement

Incredible multi-year opportunity ahead for United Airlines 2017 2019 + beyond 2018 Rebuilding trust 2016 Continuing to earn the trust of employees and customers remains foundational Focus on the customer Launched growth plan and core4 Great operational performance

Accountability to the bottom line $6.50 - $8.50 Initial Guidance 2018E1 $11.00 - $13.00 2020E3 2019E3 20182 $9.13 $10.00 - $12.00 22% Adjusted Earnings Per Share, Diluted 1 Guidance issued in 2018. The guidance excluded special charges and the mark-to-market (MTM) impact of financial instruments. 2 Excludes special charges, the MTM impact of financial instruments, imputed interest on certain capitalized leases, and adjustments to income taxes. For a GAAP to non-GAAP reconciliation, see Appendix A. 3 Excludes special charges and the MTM impact of financial instruments, the nature of which are not determinable at this time, and imputed interest on certain finance leases. Accordingly, UAL is not providing earnings guidance on a GAAP basis. Note: UAL expects first quarter 2019 consolidated passenger unit revenue to be near the mid-point of the previously provided guidance range of flat to up 3.0 percent compared to the first-quarter of 2018. UAL also expects first quarter 2019 adjusted pre-tax margin to be near the mid-point of the previously provided guidance range of 2.5 percent to 4.5 percent. Adjusted pre-tax margin excludes special charges and the MTM impact of financial instruments, the nature of which are not determinable at this time, and imputed interest on certain finance leases. Accordingly, UAL is not providing earnings guidance on a GAAP basis.

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Appendix A: reconciliation of GAAP to Non-GAAP financial measures UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including adjusted diluted earnings (loss) per share, among others. UAL believes that adjusting for special charges is useful to investors because special charges are not indicative of UAL’s ongoing performance. UAL believes that adjusting for MTM gains and losses on financial instruments is useful to investors because those unrealized gains or losses may not ultimately be realized on a cash basis. UAL believes that adjusting for interest expense related to capital leases of Embraer ERJ 145 aircraft is useful to investors because of the accelerated recognition of interest expense. For additional information related to special charges, see the press release issued by UAL, dated January 15, 2019, and filed on that date with the U.S. Securities and Exchange Commission as an exhibit to UAL’s Form 8-K. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included below. Full Year Ended December 31, 2018 2017 Adjusted Diluted Earnings Per Share Diluted earnings per share (GAAP) $7.70 $7.06 Adjusted to exclude: Special charges 1.76 0.58 MTM gains on financial instruments 0.02 - Interest expense on ERJ 145 capital leases 0.09 - Income tax benefit related to adjustments (0.42) (0.21) Special income tax adjustments (0.02) (0.59) Adjusted diluted earnings per share (Non-GAAP) $9.13 $6.84 Weighted average shares, diluted 276.7 303.6